SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2001

                                  CWABS, INC.

                                  (Depositor)

       (Issuer in respect of Asset Backed Certificates, Series 2001-BC3)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



155 N. Lake Avenue, Pasadena, CA                            91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                  CWABS, INC.
                           Asset Backed Certificates
                                Series 2001-BC3

On September 25, 2001, The Bank of New York, as Trustee for CWABS, INC., Asset Backed Certificates Series 2001-BC3, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of August 1, 2001, among CWABS, INC. as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWABS, INC., Asset Backed Certificates Series 2001-BC3 relating to the distribution date of September 25, 2001 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of August 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 2001


                                  CWABS, INC.


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit



                             Payment Date: 09/25/01


          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset Backed Certificates, Series 2001-BC3
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A         370,000,000.00    3.820000%       427,376.27  1,020,788.89    1,448,165.16       0.00       0.00
                        AIO       400,000,100.00    4.237365%             0.00  1,412,455.21    1,412,455.21       0.00       0.00
Residual                AR                100.00    3.820000%           100.00          0.32          100.32       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M1         10,000,000.00    4.130000%             0.00     29,827.78       29,827.78       0.00       0.00
                        M2          8,000,000.00    4.530000%             0.00     26,173.33       26,173.33       0.00       0.00
                        B1          4,000,000.00    4.830000%             0.00     13,953.33       13,953.33       0.00       0.00
                        B2          8,000,000.00    5.580000%             0.00     32,240.00       32,240.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        400,000,100.00     -              427,476.27  2,535,438.86    2,962,915.13     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A         369,572,623.73              0.00
                                AIO       399,572,623.73              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M1         10,000,000.00              0.00
                                M2          8,000,000.00              0.00
                                B1          4,000,000.00              0.00
                                B2          8,000,000.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        399,572,623.73     -
--------------------------------------------------------------------------------

                             Payment Date: 09/25/01


          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset Backed Certificates, Series 2001-BC3
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A     370,000,000.00     3.820000% 126671NA0     1.155071      2.758889    998.844929
                           AIO   400,000,100.00     4.237365% 126671NF9     0.000000      3.531137    998.931310
Residual                   AR            100.00     3.820000% 126671NG7   1,000.000000    3.183333      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M1     10,000,000.00     4.130000% 126671NB8     0.000000      2.982778  1,000.000000
                           M2      8,000,000.00     4.530000% 126671NC6     0.000000      3.271667  1,000.000000
                           B1      4,000,000.00     4.830000% 126671ND4     0.000000      3.488333  1,000.000000
                           B2      8,000,000.00     5.580000% 126671NE2     0.000000      4.030000  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     400,000,100.00       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset Backed Certificates, Series 2001-BC3
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                           Total
                                           -----
Prin balance                 0.00             0.00
Loan count                      0                0
Avg loan rate           0.000000%             0.00
Prepay amount                0.00             0.00

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                           Total
                                           -----
Master serv fees             0.00             0.00
Sub servicer fees            0.00             0.00
Trustee fees                 0.00             0.00


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           92.500002%           100.000000%            370,000,100.00
   -----------------------------------------------------------------------------
   Junior            7.499998%             0.000000%             30,000,000.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            2,962,915.13          2,962,915.13
Principal remittance amount              427,476.27            427,476.27
Interest remittance amount             2,535,438.86          2,535,438.86